The First Trust Special Situations Trust, Series 177

         Diversified Income & Growth Trust, Series 1997


      Supplement to the Prospectus dated February 20, 1997


     Notwithstanding anything to the contrary in the Prospectus, employees, officers and directors (including their immediate family members, as defined in the Prospectus) of the Sponsor, broker/dealers, banks and other selling agents and their affiliates can purchase Units of the Trust during the primary and secondary offering periods at the Public Offering Price less the concession the Sponsor typically allows broker/dealers.

February 24, 1997